Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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In re: DENDREON CORPORATION, et al., Debtors.[1]	: : : : : : : : : :	Chapter 11 Case No. 14-12515 (LSS) Jointly Administered
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ORDER (A) APPROVING THE FORM AND MANNER OF

NOTICE OF THE DISCLOSURE STATEMENT HEARING; (B) APPROVING

DISCLOSURE STATEMENT; (C) AUTHORIZING THE OFFER AND SALE OF

VALEANT SHARES EXEMPT FROM REGISTRATION UNDER SECURITIES LAWS

PURSUANT TO BANKRUPTCY CODE SECTION 1145 AND PURSUANT TO

BANKRUPTCY CODE SECTION 1125(e) SAFE HARBOR; (D) SCHEDULING

HEARING ON CONFIRMATION OF PLAN; (E) ESTABLISHING DEADLINES AND

PROCEDURES FOR FILING OBJECTIONS TO CONFIRMATION OF PLAN; (F)

ESTABLISHING DEADLINES AND PROCEDURES FOR VOTING ON THE PLAN; (G) APPROVING SOLICITATION PROCEDURES; (H) ESTABLISHING PROCEDURES

FOR TABULATION OF VOTES; AND (I) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”) for entry of an order, pursuant to sections 105, 1125, 1126, 1128 and 1145 of title 11 of the United States Code, 11 U.S.C. §§101-1532 (the “Bankruptcy Code”), Rules 2002, 3003, 3017, 3018, 3020 and 9006 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and Rule 3017-1 of the Local Rules of

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 601 Union Street, Suite 4900, Seattle, Washington 98101.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Motion.

Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), (a) approving the form and manner of notice of the hearing on the Disclosure Statement; (b) approving the Disclosure Statement; (c) authorizing the offer and sale of the Valeant Shares exempt from registration under securities laws pursuant to Bankruptcy Code section 1145 and pursuant to Bankruptcy Code section 1125(e) safe harbor; (d) scheduling a hearing on confirmation of plan; (e) establishing deadlines and procedures for filing objections to confirmation of plan; (f) establishing deadlines and procedures for voting on the plan (g) approving solicitation procedures; (h) establishing procedures for tabulation of votes; and (i) granting related relief; and the Debtors having filed the First Amended Plan Of Liquidation Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtors [Docket No. 575] (as may be amended, supplemented or otherwise modified, the “Plan”) and the Disclosure Statement With Respect to the First Amended Plan Of Liquidation Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtors [Docket No. 576] (the “Disclosure Statement”); and the Court having determined that (a) Valeant is a successor to the Debtors under the Plan for purposes of section 1145 of the Bankruptcy Code; (b) issuance of the Valeant Shares is an inextricable part of the Plan; and (c) the issuance of the Valeant Shares pursuant to the Plan is exempt from the registration and prospectus delivery requirements of section 5 of the Securities Act, as amended, and any state or local laws requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker dealer in, a security pursuant to and subject to the limitations in section 1145(a) of the Bankruptcy Code; and this Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. § 1334; and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided; and it appearing that no other or further notice need be provided; and all objections to the Disclosure Statement having been withdrawn or overruled for reasons stated on the record at the hearing to consider approval of the Disclosure Statement and on the Motion; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors and all other parties in interest; and this Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon the proceedings had before this Court and after due deliberation and sufficient cause appearing therefore, it is hereby

ORDERED, ADJUDGED AND DECREED THAT:

1.         The Motion is GRANTED as set forth herein.

2.         The form of notice, attached hereto as Exhibit A-1 (the “Disclosure Statement Hearing Notice”) and the manner utilized by the Debtors to provide such notice of the Disclosure Statement Hearing are hereby APPROVED in all respects pursuant to Bankruptcy Rules 3017(a) and 2002(b).

3.         The Disclosure Statement is hereby APPROVED in all respects pursuant to 11 U.S.C. § 1125 and Fed. R. Bankr. P. 3017(b).

4.          Exemption from Registration. Valeant is a successor to the Debtors under the Plan for purposes of section 1145 of the Bankruptcy Code. The offer and sale of the Valeant Shares pursuant to the Plan is exempt from the registration requirements of the Securities Act and similar state and local statutes pursuant and subject to section 1145 of the Bankruptcy Code. The Debtors are hereby authorized to offer the Valeant Shares pursuant to the safe harbor contained in section 1125(e) of the Bankruptcy Code. The Valeant Shares may be resold by the holders thereof without restriction except to the extent that any such holder is deemed to be (i) an underwriter as defined in section 1145(b)(1) of the Bankruptcy Code, (ii) an issuer or an affiliate of an issuer, or (iii) a dealer.

5.         Confirmation Hearing Date. The hearing (the “Confirmation Hearing”) to consider confirmation of the Plan shall commence on June 2, 2015 at 10:00 a.m. (Eastern Time) (the “Confirmation Hearing Date”), or as soon thereafter as counsel can be heard before the Honorable Laurie Selber Silverstein, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801. The Confirmation Hearing may be adjourned from time to time by way of announcement of such continuance in open court or otherwise, without further notice to parties in interest.

6.         Deadline and Procedures for Filing Objections to Confirmation. The deadline for filing and serving objections to confirmation of the Plan (the “Plan Objection Deadline”) shall be May 19, 2015 at 4:00 p.m. (Eastern Time). In order to be considered, objections, if any, to confirmation of the Plan must (a) be made in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtors, their estates or property; (d) state with particularity the legal and factual bases and nature of any objection to the Plan; (e) be filed with the Court, and served on the following, so as to be received on or before the Plan Objection Deadline: (i) Debtors’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attn: Ken Ziman, Esq., 155 N. Wacker Drive, Chicago, IL 60606, Attn: Felicia Perlman, Esq., and One Rodney Square, 920 N. King Street, Wilmington, DE 19801, Attn: Sarah E. Pierce, Esq.; (ii) counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, 125

Broad Street, New York, NY 10004, Attn: Michael H. Torkin, Esq. and Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801, Attn: Pauline K. Morgan, Esq.; (iii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, One Financial Center, Boston, MA 02111, Attn: Steven D. Pohl, Esq., Seven Times Square, New York, NY 10036, Attn: John Storz, Esq.; (iv) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, Attn: John C. Longmire, Esq.; and (v) the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: David Buchbinder, Esq. (collectively, the “Notice Parties”). Confirmation objections shall be filed and served so as to be received by the Notice Parties no later than the Plan Objection Deadline.

7.          Objections to confirmation of the Plan not timely filed and served in accordance with the provisions of the prior paragraph shall not be considered by the Court and shall be overruled.

8.         Record Date. The record date for purposes of determining (a) creditors and equity holders entitled to receive Solicitation Packages and related materials, if any, and (b) creditors entitled to vote to accept or reject the Plan, as well as any such creditors’ corresponding claims, shall be April 7, 2015 (the “Record Date”).

9.         Deadline and Procedures for Temporary Allowance of Claims for Voting Purposes. The deadline for filing and serving motions pursuant to Bankruptcy Rule 3018(a) seeking temporary allowance of claims for the purpose of accepting or rejecting the Plan (“Rule

3018(a) Motions”) shall be May 12, 2015 at 4:00 p.m. (Eastern Time) (the “Rule 3018(a) Motion Deadline”).3

10.         In order to be considered, Rule 3018(a) Motions must: (a) be made in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (c) state the name and address of the party asserting the 3018(a) Motion; (d) state with particularity the legal and factual bases for the Rule 3018(a) Motion; and (e) be filed with the Court, and served on the Notice Parties, so as to be received no later than the Rule 3018(a) Motion Deadline. Rule 3018(a) Motions not timely filed and served in accordance with the foregoing provision shall not be considered by the Court and shall be overruled.

11.         Any party timely filing and serving a Rule 3018(a) Motion shall be provided a Ballot (as defined below) and shall be permitted to cast a provisional vote to accept or reject the Plan, pending a final determination by the Court. If, and to the extent that, the Debtors and such party are unable to resolve the issues raised by the Rule 3018(a) Motion prior to the Confirmation Hearing, such Rule 3018(a) Motion shall be considered by the Court at the Confirmation Hearing, and the Court shall determine whether the provisional ballot should be counted as a vote on the Plan, and, if so, the amount, if any, in which the party filing the Rule 3018(a) Motion will be entitled to vote.4

12.          Voting Deadline. To be counted, Ballots (including Master Ballots) for accepting or rejecting the Plan must be received by the Voting Agent by May 19, 2015 at 4:00 p.m. (Eastern Time) (the “Voting Deadline”). The Debtors are hereby authorized to extend, in

[3]	If no objection to a claim has been filed by May 5, 2015, the holder of such claim is entitled to vote such claim in its Face Amount (as defined in the Plan).

[4]	Claims will be determined for distribution purposes in accordance with the procedures set forth in the Plan.

their sole discretion, by oral or written notice to the Voting Agent, the period of time during which Ballots will be accepted for any reason from any creditor or class of creditors.

13.          Treatment of Certain Unliquidated, Contingent or Disputed Claims for Voting and Distribution Purposes. Creditors whose claims are not scheduled or who hold claims that are scheduled as disputed, contingent or unliquidated are required to timely file proofs of claim by the applicable Bar Date in order to be treated as creditors with respect to such claims for voting and distribution purposes. “Non-Voting Claims” shall mean claims which are not the subject of a timely-filed proof of claim, or a proof of claim deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or other order of the Court, or otherwise deemed timely filed under applicable law and (a) are scheduled in Debtors’ Schedules as disputed, contingent or unliquidated; or (b) are not scheduled. Creditors holding Non-Voting Claims shall be denied treatment as creditors with respect to such claims for purposes of (a) voting on the Plan and (b) receiving distributions under the Plan.

14.         Voting Procedures. For purposes of voting, the amount of a claim used to calculate acceptance or rejection of the Plan under section 1126 of the Bankruptcy Code shall be determined in accordance with the following hierarchy:

(a)	if an order has been entered by the Court determining the amount of such claim, whether pursuant to Bankruptcy Rule 3018 or otherwise, then in the amount prescribed by the order;

(b)	if no such order has been entered, then in the liquidated amount contained in a timely-filed proof of claim that is not the subject of a timely-filed objection; and

(c)	if no such proof of claim has been timely filed, then in the liquidated, noncontingent and undisputed amount contained in the Debtors’ Schedules.

15.         For purposes of voting, the following conditions shall apply to determine the amount and/or classification of a claim:

(a)	if a claim is partially liquidated and partially unliquidated, such claim shall be allowed for voting purposes only in the liquidated amount;

(b)	if a scheduled or filed claim has been paid, such claim shall be disallowed for voting purposes; and

(c)	the holder of a timely-filed proof of claim that is filed in a wholly unliquidated, contingent, disputed, and/or unknown amount, and is not the subject of a timely-filed objection, is entitled to vote in the amount of $1.00.

(d)	claims filed for $0.00 are not entitled to vote.

16.          Notice and Transmittal of Solicitation Packages Including Ballots and Non-Voting Packages. Within five (5) business days after the date an order approving the Disclosure Statement as containing adequate information is entered by the Court, the Debtors shall mail or cause to be mailed by first-class mail to all of their known creditors, equity security holders as of the Record Date, the indenture trustee under the 2016 Notes, and all other entities required to be served under Bankruptcy Rules 2002 and 3017, notice of, inter alia, the Confirmation Hearing substantially in the form attached hereto as Exhibit A-2 (the “Confirmation Hearing Notice”), which form is hereby approved.

17.         Non-Voting Packages. In addition, the Debtors shall mail or cause to be mailed by first-class mail to (a) holders of claims in Class 1 (Priority Non-Tax Claims), Class 2 (Secured Claims) and Class 8 (Intercompany Interests) under the Plan, which classes are unimpaired, are deemed to have accepted the Plan and are not entitled to vote, a copy of the Notice Of Non-Voting Status With Respect To Unimpaired Classes, substantially in the form attached hereto as Exhibit B-1; and (b) holders of claims or interests in Class 5 (Intercompany Claims), Class 6 (Subordinated Claims) and Class 7 (Interests), which classes are impaired, are deemed to have rejected the Plan and are not entitled to vote, a copy of the Notice of Non-Voting Status With Respect To Impaired Classes, substantially in the form attached hereto as Exhibit B-

2. The Debtors shall also mail or cause to be mailed by first-class mail to holders of Non-Voting Claims, a copy of the Notice of Non-Voting Status with Respect to Certain Claims, substantially in the form attached hereto as Exhibit B-3 (the Notice of Non-Voting Status with Respect to Certain Claims, the Notice Of Non-Voting Status With Respect To Unimpaired Classes and the Notice of Non-Voting Status With Respect To Impaired Classes, each a “Non-Voting Notice” and, each Non-Voting Notice together with the Confirmation Hearing Notice, a “Non-Voting Package”); provided, however, that each Debtor with a Class 5 (Intercompany Claim) and Class 8 (Intercompany Interest) will be deemed to have received the Non-Voting Package without actually mailing such Non-Voting Package to such Debtor. The Notice of Non-Voting Status With Respect To Unimpaired Classes, substantially in the form of Exhibit B-1, the Notice of Non-Voting Status With Respect To Impaired Classes, substantially in the form of Exhibit B-2, and the Notice of Non-Voting Status with Respect to Certain Claims substantially in the form of Exhibit B-3, are hereby approved. Further, the Non-Voting Packages are hereby deemed to constitute adequate alternative disclosure statements to impaired non-voting classes under 11 U.S.C. § 1125(c) and summary plans under Bankruptcy Rule 3017(d).

18.         Solicitation Packages. The Debtors shall mail or cause to be mailed by first-class mail to holders of claims in Class 3 (2016 Noteholders Claims) and Class 4 (General Unsecured Claims) under the Plan, who are entitled to vote on the Plan, an information and solicitation package (the “Solicitation Package”). The Solicitation Package shall contain copies or conformed printed versions of: (i) the Disclosure Statement, including a copy of the Plan as an Exhibit; (ii) a copy of the Order approving the Disclosure Statement (without exhibits) (the “Solicitation Procedures Order”); (iii) the Confirmation Hearing Notice; and (iv) at the option of the Committee, a letter from the Committee setting forth its recommendations with respect to the

Plan. In addition, each Solicitation Package also shall contain one or more ballots (and a pre-addressed, postage-prepaid return envelope) appropriate for the specific creditor, in substantially the forms of the proposed ballots collectively attached hereto as Exhibits C-1 through C-2 (as such ballots may be modified for particular classes and with instructions attached to thereto, the “Ballots”), which forms of Ballots are hereby approved.

19.          The Debtors, at their discretion, may provide the Disclosure Statement, including the Plan as Exhibit A, and the Solicitation Procedures Order in the form of a CD-ROM in an Adobe Acrobat (PDF) standard format, rather than in paper copies. Parties may submit a request to the Voting Agent (as defined below) if they prefer paper copies of the Disclosure Statement and Plan and all such requests shall be fulfilled promptly.5

20.         Creditors holding (i) unclassified claims or unimpaired claims and also (ii) claims in a class that is designated as impaired and entitled to vote under the Plan shall receive only the Solicitation Package appropriate for the applicable impaired class; and creditors who have filed duplicate claims in any given class (i) shall receive only one Solicitation Package and one Ballot for voting in the amount of a single claim with respect to that class; and (ii) shall be entitled to vote their claim only once with respect to that class whether or not an objection is pending with respect to such claim.

21.         Procedures for Transmittal to Record Holders of Public Securities. The Solicitation Package shall be mailed in accordance with the procedures outlined above to (a) each directly registered holder of the Debtors’ 2.875% Convertible Senior Notes with a maturity date of January 15, 2016 (the “2016 Notes”) as of the Record Date, and (b) each broker,

[5]	The Disclosure Statement and Plan and all other documents filed in these Chapter 11 Cases are available free of charge on the Debtors’ case website at https://cases.primeclerk.com/dendreon/.

commercial bank, transfer agent, trust company, dealer or other intermediary or nominee, or their mailing agent thereof (each a “Nominee”) identified by the Debtors’ Voting Agent as an entity through which beneficial holders indirectly hold the 2016 Notes. The Debtors are authorized to send Solicitation Packages to Nominees in paper and/or via electronic transmission in accordance with customary requirements of each Nominee.

22.          Labels for Record Holders. The Bank of New York Mellon Trust Company, N.A., as indenture trustee for the 2016 Notes shall, at the request of the Debtors, timely cooperate in providing the Voting Agent with the names, addresses, account numbers and holdings of the respective directly registered holders as of the Record Date, in an electronic file or disk, or confirming that there are no directly registered holders as of the Record Date other than Cede & Co., as nominee for the Depository Trust Company (“DTC”).

23.          Dissemination to Beneficial Holders. The Nominees through which beneficial holders hold 2016 Notes shall promptly distribute Solicitation Packages to such holders, and cooperate with the Voting Agent to accomplish such distribution, in any case no later than five (5) business days after receipt by the Nominees of the Solicitation Packages.

24.          Voting By Beneficial Holders of 2016 Notes. Nominees shall obtain the votes of beneficial holders of 2016 Notes by forwarding the Solicitation Package to each beneficial holder of the 2016 Notes for whom it acts as a Nominee for voting so that the beneficial holder may return its vote directly to its Nominee. The Voting Agent shall send Solicitation Packages in paper format or via electronic transmission in accordance with the customary requirements of each Nominee. Each Nominee shall then distribute the Solicitation Packages, as appropriate, in accordance with their customary practices and obtain votes to accept or reject the Plan also in accordance with their customary practices. If it is the Nominee’s customary and accepted practice to submit a “voting instruction form” to the beneficial holders for the purpose of recording the beneficial holder’s vote, the Nominee is authorized to send the voting instruction form; provided, however, that the Nominee also distribute to the beneficial holder the appropriate Beneficial Holder Ballot approved by this Order. Nominees shall summarize the individual votes of their respective beneficial holders cast on their Beneficial Holder Ballots on a master Ballot, in substantially the form of the Master Ballot attached hereto as Exhibit C-3 (each, a “Master Ballot”, and, together, the “Master Ballots”), as applicable, and then return the Master Ballot to the Voting Agent. The Master Ballot substantially in the form attached hereto as Exhibit C-3 is hereby approved. The Master Ballots shall be distributed to Nominees approximately seven calendar days after the initial distribution of the Solicitation Packages to the Nominees.

25.         The Debtors are authorized to reimburse such Nominees for their reasonable, actual and necessary out-of-pocket expenses incurred in performing the tasks described above upon written request by such entities, with supporting documentation (subject to this Court retaining jurisdiction to resolve any disputes regarding any request for reimbursement).

26.         When No Notice or Transmittal Necessary. Notwithstanding any provision of this Order to the contrary, no notice or service of any kind shall be required to be made upon any person to whom the Debtors mailed a notice of the meeting of creditors under section 341 of the Bankruptcy Code or notice of the bar date for filing proofs of claim and received either of such notices returned by the United States Postal Service marked “undeliverable as addressed,” “moved — left no forwarding address,” “forwarding order expired” or similar marking or reason, unless the Debtors have been informed in writing by such person of that person’s new address.

27.         The Debtors shall not re-mail undelivered Solicitation Packages or other undeliverable solicitation-related notices that were returned marked “undeliverable as addressed,” “moved — left no forwarding address,” “forwarding order expired” or similar marking or reason, unless the Debtors have been informed in writing by such person of that person’s new address.

28.         Publication Notice. The Debtors shall publish notice of the Confirmation Hearing, substantially in the form attached hereto as Exhibit D, once within five (5) business days after the entry of the Solicitation Procedures Order in the national and global edition of The Wall Street Journal, USA Today, The New York Times or The Financial Times.

29.         Voting Agent. In connection with the solicitation of votes with respect to the plan, Prime Clerk LLC (“Prime Clerk”) shall serve as voting agent for all creditors entitled to vote on the plan (the “Voting Agent”). The Voting Agent is authorized and directed to assist the Debtors in (a) mailing the Solicitation Packages and other notices, (b) soliciting votes on the Plan, (c) receiving and tabulating Ballots cast on the Plan, (d) certifying to the Court the results of the balloting, and (e) responding to inquiries from creditors relating to the Plan, the Disclosure Statement, the Ballots and matters related thereto. Ballots not received by the Voting Agent shall be deemed invalid and shall not be counted.

30.         Procedures for Vote Tabulation; Votes Counted. Any Ballot or Master Ballot, as appropriate, that is properly executed and timely received, and that is cast as either an acceptance or rejection of the Plan, shall be counted and shall be deemed to be cast as an acceptance or rejection, as the case may be, of the Plan. The failure of a holder of a claim in Classes 3 or 4 to timely deliver an executed Ballot shall be deemed to constitute an abstention by such holder with respect to voting on the Plan, and such abstention will not be counted as a vote for or against the Plan.

31.         For purposes of voting, classification and treatment under the Plan, at the election of the Debtors, (i) each holder of a claim that holds or has filed more than one non-duplicative claim against one or more of the Debtors in an impaired class shall be treated as if such holder has only one claim for the applicable class; (ii) the claims filed by such holder shall be aggregated in each applicable class; and (iii) the total dollar amount of such holder’s claims in each applicable class against each Debtor shall be the sum of the aggregated claims of such holder against those Debtors in each applicable class.

32.          Each record holder or beneficial holder of 2016 Notes shall be deemed to have voted the full principal amount of its claim relating to such 2016 Notes, as of the Record Date, notwithstanding anything to the contrary on the Ballot.

33.         For purposes of the Record Date, no transfer of claims pursuant to Bankruptcy Rule 3001 shall be recognized unless either (i) (a) documentation evidencing such transfer was filed with the Court on or before twenty-one (21) days prior to the Record Date and (b) no timely objection with respect to such transfer was filed by the transferor; or (ii) the parties to such transfer waived the twenty-one (21) day period in the evidence of transfer and the evidence of transfer was docketed prior to the Record Date.

34.         Procedures for Vote Tabulation, Votes Not Counted. Unless otherwise ordered by the Court after notice and a hearing, the following Ballots or Master Ballots shall not be counted or considered for any purpose in determining whether the Plan has been accepted or rejected:

(a)	any Ballot or Master Ballot received after the Voting Deadline (as extended by the Debtors as provided herein);

(b)	any Ballot or Master Ballot that is illegible or contains insufficient information to permit the identification of the claimant;

(c)	any Ballot cast by a person or entity that does not hold a claim in a class that is entitled to vote to accept or reject the Plan;

(d)	any Ballot cast for a scheduled claim designated as contingent, unliquidated or disputed or as zero or unknown in amount and for which no Rule 3018(a) Motion has been filed by the Rule 3018(a) Motion Deadline;

(e)	any Ballot that indicates neither an acceptance nor a rejection, or indicates both an acceptance or rejection, of the Plan;

(f)	any Ballot (other than a Master Ballot) that casts part of its vote in the same class to accept the Plan and part to reject the Plan;

(g)	any form of Ballot or Master Ballot other than the official form sent by the Voting Agent, or a copy thereof;

(h)	any Ballot received that the Voting Agent cannot match to an existing database record;

(i)	any Ballot or Master Ballot that does not contain an original signature; or

(j)	any Ballot or Master Ballot that is submitted by facsimile, email or by other electronic means.

35.          The following procedures and general assumptions shall govern tabulation of the Ballots:

(a)	Any creditor who has filed or purchased duplicate claims within the same class shall be provided with only one Solicitation Package and one ballot for voting a single claim in such class, regardless of whether the Debtors have objected to such duplicate claim;

(b)	Ballots postmarked prior to the Voting Deadline, but received after the Voting Deadline, shall not be counted;

(c)	If a creditor simultaneously casts inconsistent duplicate ballots with respect to the same claim, such ballots cannot be counted;

(d)	The Debtors, in their discretion, may waive any defect in any Ballot.

36.         Neither the Debtors, the Voting Agent nor any other person or entity shall be under any duty to provide notification of defects or irregularities with respect to delivered Ballots. Rather, the Voting Agent may either disregard, with no further notice, defective Ballots, or it may attempt to have defective Ballots cured.

37.          Withdrawal of Vote. Any party who has delivered a valid Ballot for the acceptance or rejection of the Plan may withdraw, subject to the Debtors’ right to contest the validity of such withdrawal, such acceptance or rejection by delivering a written notice of withdrawal to the Voting Agent at any time prior to the Voting Deadline. A notice of withdrawal, to be valid, shall (a) contain the description of the claim(s) to which it relates and the aggregate principal amount represented by such claim(s), (b) be signed by the withdrawing party in the same manner as the Ballot being withdrawn, (c) contain a certification that the withdrawing party owns the claim(s) and possesses the right to withdraw the Ballot sought to be withdrawn, and (d) be timely received by the Voting Agent prior to the Voting Deadline.

38.          Changing Votes. Notwithstanding Bankruptcy Rule 3018(a), whenever two or more Ballots or Master Ballots are cast voting the same claim(s) prior to the Voting Deadline, the last valid Ballot or Master Ballot received prior to the Voting Deadline shall be deemed to reflect the voter’s intent and thus supersede any prior Ballots or Master Ballots, as the case may be, without prejudice to the Debtors’ right to object to the validity of the later Ballot or Master Ballot on any basis permitted by law, including under Bankruptcy Rule 3018(a), and, if the objection is sustained, to count the first dated Ballot or Master Ballot for all purposes.

39.         No Division of Claims or Votes. Except as it may relate to the procedures implemented with respect to the Master Ballots, (a) a creditor who votes must vote the full amount of each claim voted either to accept or reject the Plan; and (b) each creditor who votes and holds multiple claims within a particular class must vote all such claims to either accept or reject the Plan. The Ballots of creditors failing to vote in the manner specified in this paragraph shall not be counted for any purpose.

40.          Procedures for Counting Ballots from Holders of 2016 Notes. Nominees through which beneficial holders hold 2016 Notes shall receive and summarize on a Master Ballot all beneficial holder Ballots cast by the beneficial holders they serve and then return the Master Ballot to the Voting Agent on or before the Voting Deadline.

41.          Nominees shall be required to retain for inspection by the Court for one (1) year following the Voting Deadline the Ballots cast by their beneficial holders.

42.         Nominees may elect to pre-validate the Beneficial Holder Ballot (a “Pre-Validated Ballot”) by (i) signing the applicable Beneficial Holder Ballot and including its DTC Participant Number, (ii) indicating on the Beneficial Holder Ballot the account number of such holder, and the principal amount of 2016 Notes held by the Nominee for such beneficial holder, and (iii) forwarding the Beneficial Holder Ballot (together with the full Solicitation Package) to the beneficial holder for voting. The beneficial holder must then complete the information requested in the Beneficial Holder Ballot (including indicating a vote to accept or reject the Plan), review the certifications contained therein, and return the Beneficial Holder Ballot directly to the Voting Agent in the pre-addressed, postage paid envelope included with the Solicitation Package so that it is actually received by the Voting Agent on or before the Voting Deadline. A list of beneficial holders to whom the Nominee sent Pre-Validated Ballots shall be maintained by the Nominee for inspection for at least one year following the Voting Deadline.

43.         Votes cast by the beneficial holders through a Nominee and transmitted by means of a Master Ballot or a Pre-Validated Ballot shall be applied against the positions held by such Nominees as evidenced by the list of record holders of the 2016 Notes or provided by the applicable securities depository. Votes submitted by a Nominee on a Master Ballot shall not be counted in excess of the position maintained by the respective Nominee on the Record Date.

44.         To the extent that conflicting, double or over-votes are submitted on Master Ballots, the Voting Agent shall attempt to resolve such votes prior to the vote certification in order to ensure that the votes of beneficial holders of 2016 Notes are accurately tabulated. Further, to the extent that such conflicting, double or over-votes are not reconciled prior to the vote certification, the Voting Agent shall count votes in respect of each Master Ballot in the same proportion as the votes of the beneficial holders or entitlement holders to accept or reject the Plan submitted on such Master Ballot, but only to the extent of the applicable Nominee’s position on the Record Date in the 2016 Notes.

45.          For the purposes of tabulating votes, each beneficial holder shall be deemed (regardless of whether such holder includes interest in the amount voted on its Ballot) to have voted only the principal amount of its public securities; any principal amounts thus voted may be thereafter adjusted by the Voting Agent, on a proportionate basis to reflect the corresponding claim amount, including any accrued but unpaid prepetition interest, with respect to the securities thus voted.

46.         Nominees are authorized to complete multiple Master Ballots, and the votes reflected by such multiple Master Ballots should be counted, except to the extent that they are duplicative of the other Master Ballots. If two or more Master Ballots submitted are inconsistent in whole or in part, the last valid Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot, subject to the Debtors’ rights to object to the validity of any subsequently-received Master Ballot on any basis permitted by law, including Bankruptcy Rule 3018(a) and, if such objection is sustained, the prior Master Ballot then shall be counted.

47.          Classes Deemed to Reject. The holders of claims in Classes 5, 6, 7, and 8 shall be deemed to have rejected the Plan, and the Debtors are not required to solicit votes on the Plan from such holders.

48.         Voting Classes; Deemed Acceptance by Non-Voting Classes. If a class contains claims or interests eligible to vote and no holders of claims or interests eligible to vote in such class vote to accept or reject the Plan, the Plan will be deemed accepted by the holders of such claims or interests in such class.

49.          Certification of Vote. The Voting Agent shall file its voting certification (the “Voting Certification”) on or before May 26, 2015. The Debtors shall serve such Voting Certification on all parties having requested notice in the Chapter 11 Cases pursuant to Bankruptcy Rule 2002, and post such Voting Certification on the Debtors’ case website as soon as practicable after the Voting Certification is filed.

50.         Service and Notice Adequate and Sufficient. Service of all notices and documents described herein in the time and manner set forth herein shall constitute due, adequate and sufficient notice, and no other or further notice shall be necessary.

51.          The Debtors are authorized to make nonsubstantive changes to the Disclosure Statement, the Plan, Ballots, Master Ballot and related documents without further order of the Court, including without limitation, changes to correct typographical and grammatical errors and to make conforming changes among the Disclosure Statement, the Plan and any other related materials prior to their mailing to parties in interest.

52.         The Court shall retain jurisdiction to implement, interpret and effectuate the provisions of this Order.

Dated:	Wilmington, Delaware

April 14, 2015

/s/ Laurie Selber Silverstein
Honorable Laurie Selber Silverstein United States Bankruptcy Judge

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